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Filed Pursuant to Rule 497(e)
1933 Act File No. 333-78275
1940 Act File No. 811-09303
The Multi-Disciplinary Income Fund
(KMDNX)
The Kinetics Spin-Off and Corporate Restructuring Fund
(LSHAX, LSHCX, LSHUX, LSHEX)
(each, a “Fund” and together, the “Funds”)
each, a series of Kinetics Mutual Funds, Inc. (the “Company”)
Supplement dated November 2, 2026
to the currently effective Prospectus and the Statement of Additional Information (the “SAI”) of
each Fund
The Board of Directors of the Company has approved the following changes, effective January 1, 2027:
Multi-Disciplinary Income Fund
The disclosure under “Investment Objectives” in the Multi-Disciplinary Income Fund’s Prospectus is
deleted in its entirety and replaced with the following:
The investment objective of the Multi-Disciplinary Income Fund is to seek income.
Kinetics Spin-Off and Corporate Restructuring Fund
The “Principal Investment Strategy” section in the Prospectus is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of spin-off companies and corporate restructuring companies, as described below, and publicly traded shareholder activist holding companies that have caused other companies to undergo spin-offs or corporate restructurings. The Fund is non-diversified. For purposes of this policy, “spin-off companies and corporate restructuring companies” are companies that the
Investment Adviser determines have experienced, participated in, or otherwise have a substantial relationship to any of the following: (i) a spin-off distribution of a subsidiary’s stock to the parent company shareholders; (ii) an equity “carve-out” or “partial initial public offering” in which a parent company sells a percentage of the equity of a subsidiary in a public offering; (iii) a parent company of any such company after the public disclosure of a corporate restructuring; or (iv) a company that has purchased greater than 25% of the outstanding shares of, or holds greater than 25% of its capital in shares of, a company meeting any of the foregoing criteria. Once the Fund invests in a spin-off or corporate restructuring company, the Fund may continue to acquire shares of that company and treat such shares as qualifying investments for purposes of the 80% policy, regardless of the time elapsed since the applicable event or circumstance, for so long as the Fund maintains an investment in the company. The Fund may invest in a parent company or publicly traded shareholder activist holding company before, during or after a publicly disclosed spin-off or corporate restructuring. If the Fund invests in a parent company before completion of a spin-off or restructuring and receives shares of the spin-off company upon completion, it may retain shares of either, both or neither company.
The Investment Adviser seeks to avoid short-term investing and significant portfolio turnover. The
Investment Adviser utilizes its in-house research capabilities in implementing its investment technique by seeking to identify businesses at inflection points in their corporate life cycles with what the Investment
Adviser believes are attractive risk/reward profiles. The Investment Adviser believes that returns are often the result of the market’s inefficiency in initially valuing corporate restructurings due in part to lack of
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coverage by the investment community and initial indiscriminate selling pressure. For instance, companies that have been "spun-off" from their corporate parents by way of corporate restructurings may not be followed closely by financial sector analysts, which could lead to advantageous disparities between a company’s valuation and growth prospects relative to its pricing in the marketplace. The Investment
Adviser uses a process that focuses primarily on the analysis of individual companies rather than on the industry in which the company may operate. This “bottom-up” approach may result in multiple investments in the same sector or industry. However, the Investment Adviser pays careful attention to the limitation of sector and industry concentrations.
The Fund invests in both U.S. and foreign equity securities. The Fund’s investments in foreign equity securities may be in both developed and emerging markets. The Fund’s equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed.
The Fund may invest up to 20% of its assets in companies that, for a variety of reasons, the Fund’s
Investment Adviser believes may have the potential to be subject to a spin-off or corporate restructuring within a reasonable period of time; for example, a similar company may have recently announced a spin-
off; the company may be under investor pressure to consider strategic alternatives; or the current segments of the company may not have a synergistic fit, and as a result the company’s stock trades at a discount to that of its closest peers. The Fund may invest in potential spin-off and corporate restructuring companies that the Fund’s Investment Adviser believes may, based on its in-house research, have the most favorable risk/reward characteristics.
The Fund may invest in crypto assets, including bitcoin or BTC, indirectly through other investment vehicles. The Fund will not invest directly in bitcoin or other crypto assets. Certain of these vehicles may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and do not receive the protections of the 1940 Act. The Fund may contribute a portion of its indirect holdings in crypto assets to a wholly-owned and controlled subsidiary organized under the laws of the Cayman
Islands (a “Subsidiary”). The amount of the Fund’s investment in crypto assets may be limited by law or by tax considerations. The Fund will not invest in private investment vehicles beyond the limits of the
1940 Act.
The Fund may invest indirectly in bitcoin through a Delaware statutory trust, Grayscale Bitcoin Trust
ETF (“GBTC”) and through other pooled investment vehicles that provide exposure to crypto assets.
GBTC is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
In the future, the Fund may seek to gain additional exposure to crypto assets that may not produce qualifying income for the Fund under the Internal Revenue Code of 1986, as amended (the “Code”) if held directly.
The Subsidiary invests primarily in investment vehicles that provide the Fund with exposure to crypto asset investments. The Fund will invest in its Subsidiary in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code (“Subchapter M”). The
Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act, relating to affiliated transactions and custody, and the
Investment Adviser complies with Section 15 of the 1940 Act, relating to investment advisory contracts with respect to the Subsidiary. Unlike the Fund, the Subsidiary does not, and will not, seek to qualify as a
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RIC. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Subsidiary includes entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund. The Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Fund.
The Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Adviser believes the purchase of additional equity securities would not further the investment objective of the Fund during such periods of time.
Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Fund may invest up to 100% of its assets in the types of high quality,
U.S. short-term debt securities and money market instruments described above.
If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the
Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.
The Fund held 77.09% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as
of March 31, 2026. The Land Corporation is a corporation organized under the laws of the state of New
York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.
Please retain this supplement with your Prospectus and SAI.